EXHIBIT 99.2

     Each of the undersigned persons does hereby agree to jointly file with the Securities and Exchange Commission a Schedule 13D on behalf of each of them with respect to their beneficial ownership of shares of Common Stock of Greyhound Lines, Inc.

Dated: January 9, 1995

                            CONNOR CLARK & COMPANY LTD.

                            By:  /s/ John N. Alexander
                                 Name:  John N. Alexander
                                 Title:  Chief Operating Officer


                            TUCKAHOE ASSOCIATES LIMITED PARTNERSHIP

                            By:  Merchant Private Limited,
                                 its general partner

                              By:           *
                                    Name:  John C. Clark
                                    Title:  Chief Executive Officer


                            TUCKAHOE ALLIANCE LIMITED PARTNERSHIP

                            By:  Merchant Private Limited,
                                 its general partner

                              By:           *
                                    Name:  John C. Clark
                                    Title:  Chief Executive Officer


                            MERCHANT PRIVATE TRUST COMPANY

                            By:             *
                                 Name:  John C. Clark
                                 Title: Chief Executive Officer


                            TUCKAHOE GLOBAL LIMITED PARTNERSHIP

                            By:  Merchant Private Limited,
                                 its general partner

                              By:           *
                                    Name:  John C. Clark
                                    Title:  Chief Executive Officer


                            TUCKAHOE MARITIME LIMITED PARTNERSHIP

                            By:  Merchant Private Limited,
                                 its general partner

                                 By:        *
                                      Name:  John C. Clark
                                      Title:  Chief Executive Officer


                            TUCKAHOE WORLD LIMITED PARTNERSHIP

                            By:  Merchant Private Limited,
                                 its general partner
                              By:           *
                                    Name:  John C. Clark
                                    Title:  Chief Executive Officer


                            MERCHANT PRIVATE LIMITED

                            By:             *
                                 Name:  John C. Clark
                                 Title:  Chief Executive Officer


                            JOHN C. CLARK

                                            *



                            TECHNIFUND INC.

                            By:             *
                                 Name:  Herbert Abramson
                                 Title: President


                            HERBERT ABRAMSON

                                            *


                            * By   /s/ John N. Alexander
                                   John N. Alexander, Attorney-in-Fact


                         CONNOR CLARK HEDGE FUND LIMITED PARTNERSHIP

                         By:  Connor Clark Shareholdings Ltd.,
                              its General Partner

                         By:  /s/ John N. Alexander
                              Name:  John N. Alexander
                              Title: Chief Operating Officer


                         CONNOR CLARK HEDGE FUND LIMITED PARTNERSHIP #2

                         By:  Connor Clark Shareholdings Ltd.,
                              its General Partner

                         By:  /s/ John N. Alexander
                              Name:  John N. Alexander
                              Title: Chief Operating Officer


                         CONNOR CLARK SHAREHOLDINGS LTD.

                         By:  /s/ John N. Alexander
                              Name:  John N. Alexander
                              Title: Chief Operating Officer


                         TREGLA HOLDINGS LIMITED

                         By:  /s/ Gerald R. Connor
                              Name:  Gerald R. Connor
                              Title: President


                         GERALD R. CONNOR

                         /s/ Gerald R. Connor


                         CONNOR FAMILY TRUST

                         By:  /s/ Gerald R. Connor

                              Name:  Gerald R. Connor
                              Title: Trustee

                         BRYAN RAKUSIN

                         /s/ Bryan Rakusin


                         GERALD P REID

                         /s/ Gerald P. Reid


                         JOHN AND ANNE CLARK FAMILY TRUST

                         By:  /s/ John C. Clark
                              Name: John C. Clark
                              Title: Trustee

                         J. CAMERON MACDONALD

                         /s/ J. Cameron MacDonald


                         CALEDON COMMONWEALTH LIMITED

                         By:  /s/ John C. Clark
                              Name: John C. Clark
                              Title: President

                         DONALD H CARLISLE

                         /s/ Donald H. Carlisle


                         PETER CHIN

                         /s/ Peter Chin


                         CHRISTINE CHIN

                         /s/ Christine Chin


                         THE CONNOR CORPORATION

                         By:  /s/ Gerald R. Connor
                              Name: Gerald R Connor
                              Title: President


                         DAVID DORION

                         /s/ David Dorion


                         DACONDOR INVESTMENTS LTD.

                         By: /s/ David Dorion
                              Name: David Dorion
                              Title: President